UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2026
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series F Preferred Stock, no par value	WTFCN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Wintrust Financial Corporation (the “Company”) held on May 28, 2026, the Company's shareholders (i) elected all twelve of the Company’s director nominees, (ii) approved an advisory (non-binding) proposal approving the Company’s 2025 executive compensation as described in the Company’s proxy statement, and (iii) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2026. The results of the vote at the Annual Meeting were as follows:
Proposal No. 1 — Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elizabeth H. Connelly	57,703,405	819,291	34,162	3,273,227
Timothy S. Crane	58,398,500	135,796	22,562	3,273,227
Peter D. Crist	55,192,285	3,343,601	20,972	3,273,227
Marla F. Glabe	56,625,990	1,900,267	30,601	3,273,227
Brian A. Kenney	57,923,346	602,517	30,995	3,273,227
Laura A. Kohl	58,389,726	135,956	31,176	3,273,227
Deborah L. Hall Lefevre	57,232,200	1,189,049	135,609	3,273,227
Suzet M. McKinney	57,743,798	781,624	31,436	3,273,227
David S. Richter	58,395,799	127,770	33,289	3,273,227
Gregory A. Smith	57,937,355	585,492	34,011	3,273,227
Karin Gustafson Teglia	57,733,221	790,300	33,337	3,273,227
Alex E. Washington, III	57,088,273	1,434,938	33,647	3,273,227
Proposal No. 2 — Advisory Vote on 2025 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,857,769	1,623,123	75,966	3,273,227
Proposal No. 3 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,552,404	4,249,760	27,921	—
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, Chief Legal Officer and Corporate Secretary
Date: May 29, 2026
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